UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

K2 INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Palomar Airport Road Carlsbad, California	92009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2005, K2 Inc. (the “Company”) entered into employment agreements with and instituted a severance benefit plan for the following executive officers: Mr. Richard J. Heckmann, Chairman and Chief Executive Officer; J. Wayne Merck, President and Chief Operating Officer; John J. Rangel, President – European Operations; Dudley W. Mendenhall, Senior Vice President – Finance; and Monte H. Baier, Vice President and General Counsel (collectively, the “Executives”).

A copy of the form of employment agreement entered into with Mr. Heckmann is attached hereto as Exhibit 10.1 and is incorporated herein by reference; a copy of the form of employment agreement entered into with Messrs. Merck and Rangel is attached hereto as Exhibit 10.2 and is incorporated herein by reference; a copy of the form of employment agreement entered into with Messrs. Mendenhall and Baier is attached hereto as Exhibit 10.3 and is incorporated herein by reference; the severance benefit plan for the Executives is set forth as Exhibit 10.4 and is incorporated herein by reference. The following summary is qualified in its entirety by reference to the employment agreements set forth in Exhibits 10.1, 10.2 and 10.3 and the severance benefit plan set forth in Exhibit 10.4.

Employment Agreements

Under the terms of the employment agreements, if the Company becomes subject to a change in control transaction (“Change in Control”), and if any Executive is involuntarily terminated by the Company without cause (as defined in the employment agreements) (“Cause”) or there is termination with good reason (as defined in the employment agreements) (“Good Reason”), during the period four months prior or 12 months after such transaction, the Company will be obligated to pay a multiple of the salary and bonus as well as continue health insurance benefits and extend stock option vesting and exercise periods for the Executives.

If Mr. Heckmann is terminated without Cause or there is termination for Good Reason following a Change in Control or at the discretion of Mr. Heckmann within 90 days of a Change in Control, the Company will agree to pay Mr. Heckmann 2.99 times his salary and bonus and continue his health insurance coverage for 36 months from the date of termination. The Company will gross up payments under the agreement to compensate Mr. Heckmann for specified taxes. In addition, all stock options received by Mr. Heckmann before the Change in Control will accelerate and become exercisable in full for 36 months from the date of termination.

If either Mr. Merck or Mr. Rangel is terminated without Cause or there is termination for Good Reason following a Change in Control, the Company will agree to pay to such Executive 2.99 times his salary and bonus and continue his health insurance coverage for 36 months from the date of termination. The Company will gross up payments under the agreement to compensate such Executive for specified taxes. In addition, all stock options received by such Executive before the Change in Control will accelerate and become exercisable in full for 36 months from the date of termination.

If either Mr. Mendenhall or Mr. Baier is terminated without Cause or there is termination for Good Reason following a Change in Control, the Company will agree to pay such Executive two times his salary and bonus and continue his health insurance coverage for 24 months from the date of termination. If payments under the agreements are subject to specified taxes, the Company will pay to such Executive either a payment that is reduced so that there would be no tax or an amount (which shall be no more than the total payment), which after taking into account all applicable taxes, would provide such Executive with the greatest payment on an after-tax basis. In addition, all stock options received by such Executive before the Change in Control will accelerate and become exercisable in full for 24 months from the date of termination.

Severance Benefit Plan

Under the terms of the severance benefit plan, in the event the Executive is terminated by the Company without Cause, the Company will pay to such Executive as follows:

•	Mr. Heckmann, 2.5 times his salary and bonus, continue his health insurance coverage for 30 months from the date of termination, fully vest his stock options and extend his stock option exercise period for 30 months;

•	Each of Mr. Merck and Mr. Rangel, two times his salary and bonus, continue his health insurance coverage for 24 months from the date of termination, fully vest his stock options and extend his stock option exercise period for 24 months; and

•	Each of Mr. Mendenhall and Mr. Baier, one times his salary and bonus, continue his health insurance coverage for 12 months from the date of termination, fully vest his stock options and extend his stock option exercise period for 12 months.

If payments under the severance benefit plan are subject to specified taxes, the Company will pay to such Executive either a payment that is reduced so that there would be no tax or an amount (which shall be no more than the total payment), which after taking into account all applicable taxes, would provide such Executive with the greatest payment on an after-tax basis.

Item 1.02 Termination of Material Definitive Agreement.

As consideration for the Company entering into the employment agreement and severance benefit plan with Mr. Rangel as set forth above, as of February 14, 2005, Mr. Rangel and the Company have terminated Mr. Rangel’s prior employment agreement with the Company, dated as of May 8, 2001.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 11, 2005, Ann Meyers was elected to the Board of Directors of the Company. At this time, the Board of Directors has not yet determined to which committees Ms. Meyers shall be appointed, but the Company shall file an amendment to this Current Report on Form 8-K when such determination has been made. A copy of the Company’s press release announcing the election of Ms. Meyers, dated February 17, 2005, is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 11, 2005, the board of directors amended its By-Laws, specifically, to clarify that, in accordance with applicable Delaware corporate law, a majority of directors then in office could fill any vacancies and newly created directorships resulting from any increase in the authorized number of directors. A copy of Amended and Restated By-Laws of the Company is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.

On February 17, 2005, the Company issued a press release announcing the that it has established record and meeting dates for its 2005 annual meeting of shareholders. A copy of the Company’s press release announcing the record and meeting dates is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Reference
3.1	Amended and Restated By-Laws of the Company.

10.1	Form of Employment Agreement entered into by and between K2 Inc. and Mr. Heckmann.

10.2	Form of Employment Agreement entered into by and between K2 Inc. and each of Mr. Merck and Mr. Rangel.

10.3	Form of Employment Agreement entered into by and between K2 Inc. and each of Mr. Mendenhall and Mr. Baier.

10.4	Severance Benefit Plan dated February 14, 2005.

99.1	Press Release dated February 17, 2005 announcing the election of Ann Meyers to the Board of Directors.

99.2	Press Release dated February 17, 2005 announcing the record and meeting dates for the Company’s 2005 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2 INC.

Date: February 17, 2005	/s/ MONTE H. BAIER
Monte H. Baier
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of the Company.

10.1	Form of Employment Agreement entered into by and between K2 Inc. and Mr. Heckmann.

10.2	Form of Employment Agreement entered into by and between K2 Inc. and each of Mr. Merck and Mr. Rangel.

10.3	Form of Employment Agreement entered into by and between K2 Inc. and each of Mr. Mendenhall and Mr. Baier.

10.4	Severance Benefit Plan dated February 14, 2005.

99.1	Press Release dated February 17, 2005 announcing the election of Ann Meyers to the Board of Directors.

99.2	Press Release dated February 17, 2005 announcing the record and meeting dates for the Company’s 2005 annual meeting of shareholders.